                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                              Mitek Systems, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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    (5) Total fee paid:

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/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

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    (4) Date Filed:

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






                               MITEK SYSTEMS, INC.
                            10070 CARROLL CANYON ROAD
                           SAN DIEGO, CALIFORNIA 92131

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD FEBRUARY 10, 1999


TO ALL STOCKHOLDERS OF
   MITEK SYSTEMS, INC.

         The Annual Meeting of Stockholders of Mitek Systems, Inc. (the "Company") will be held at 1:00 p.m., local time, Wednesday, February 10, 1999, at the DoubleTree Carmel Highland Resort, 14455 Penasquitos Dr., San Diego, California 92129 for the following purposes:

1. To elect a board of five directors to hold the office during the ensuing year and until their respective successors are elected and qualified. The Board of Directors intends to nominate as directors the five persons identified in the accompanying proxy statement.

2. To ratify the appointment of Deloitte & Touche LLP as the Company's 1999 Auditors.

3. To transact such business as may properly come before the meeting and any adjournments thereof.

         The Board of Directors has fixed the close of business on January 6, 1999 as the record date for determination of stockholders entitled to notice of and to vote at the Annual Meeting and all adjournments thereof. A list of these stockholders will be open to examination by any stockholder at the meeting and for ten days prior thereto during normal business hours at the executive offices of the Company, 10070 Carroll Canyon Road, San Diego, California 92131.

         Enclosed for your convenience is a form of proxy which may be used at the Annual Meeting and which, unless otherwise marked, authorizes the holders of the proxy to vote for the proposed slate of directors and as the proxy holder deems appropriate on any other matter brought before the Annual Meeting.

         YOU ARE INVITED TO ATTEND THE MEETING IN PERSON. EVEN IF YOU EXPECT TO ATTEND, IT IS IMPORTANT THAT YOU SIGN, DATE AND RETURN THE ATTACHED PROXY PROMPTLY IN THE BUSINESS REPLY ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING IN ORDER TO ASSURE THE PRESENCE OF A QUORUM. ANY SHAREHOLDER WHO SIGNS AND SENDS IN A PROXY MAY REVOKE IT BY EXECUTING A NEW PROXY WITH A LATER DATE, BY WRITTEN NOTICE OF REVOCATION TO THE SECRETARY OF THE COMPANY AT ANY TIME BEFORE IT IS VOTED, OR BY ATTENDANCE AT THE MEETING AND VOTING IN PERSON.

                                  BY ORDER OF THE BOARD OF DIRECTORS

                                  /s/JOHN M. THORNTON
                                  ---------------------
                                  John M. Thornton
                                  Chairman of the Board

Date: January 15, 1999

                               MITEK SYSTEMS, INC.
                            10070 CARROLL CANYON ROAD
                           SAN DIEGO, CALIFORNIA 92131
--------------------------------------------------------------------------------


                                 PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS

                                February 10, 1999

         This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Mitek Systems, Inc. (the "Company") for use at its Annual Meeting of Stockholders (the "Annual Meeting") to be held at 1:00 p.m., local time, Wednesday, February 10, 1999, at the DoubleTree Carmel Highland Resort, 14455 Penasquitos Drive, San Diego, California, 92129 and at any adjournments thereof.

         At the close of business on January 6, 1999, the record date for determining stockholders entitled to notice of and to vote at the Annual Meeting, the Company had issued and outstanding an aggregate of 11,573,142 shares of Common Stock.

         The Company will pay the expenses of soliciting proxies for the Annual Meeting including the cost of preparing, assembling and mailing the proxy materials. Proxies may be solicited personally, by mail, by telephone, by facsimile, or by telegram, by regularly employed officers and employees of the Company who will not be additionally compensated therefor. The Company may request persons holding stock in their names for others, such as brokers and nominees, to forward proxy materials to their principals and request authority for execution of the proxy, and the Company will reimburse them for their expenses in connection therewith.

         The Company's 1998 Annual Report to Stockholders is included herewith, but is not incorporated in, and is not part of, this Proxy Statement and does not constitute proxy-soliciting material. The Company intends to mail this Proxy Statement and the accompanying material to stockholders of record on or about January 15, 1999.
                                     VOTING

         Each shareholder of record on January 6, 1999 is entitled to one vote for each share held on all matters to come before the meeting. All proxies which are returned will be counted by the Inspector of Elections in determining the presence of a quorum and on each issue to be voted on. An abstention from voting or a broker non-vote will be used for the purpose of establishing a quorum, but will not be counted in the voting process. The shares represented by proxies which are returned properly signed will be voted in accordance with the shareholders directions. If the proxy card is signed and returned without direction as to how they are to be voted, the shares will be voted as recommended by the Board of Directors. A stockholder giving a proxy may revoke it at any time before it is exercised by filing with the Secretary of the Company an instrument revoking it or a duly executed proxy bearing a later date, or by written notice to the Company of the death or incapacity of the stockholder who executed the proxy. The proxy will also be revoked if the person executing the proxy is present at the Annual Meeting and elects to vote in person. Unless revoked, the proxy will be voted as specified. The persons named as proxies were selected by the Board of Directors.

                            PROPOSALS OF SHAREHOLDERS

         For proposals of shareholders to be included at the 1999 annual meeting of shareholders, anticipated to be held in February 2000, such proposals must be received by the Company not later than September 11, 1999. The acceptance of such proposals is subject to Securities and Exchange Commission guidelines.

                                 PROPOSAL NO. 1

                             TO ELECT FIVE DIRECTORS

ELECTION OF DIRECTORS

         Pursuant to the Bylaws of the Company, the Board of Directors has fixed the number of authorized directors at five. All five directors are to be elected at the Annual Meeting, to hold office until the next annual meeting or until their successors are duly elected. The five nominees receiving the highest number of votes will be elected.

         Unless authorization to do so is withheld, it is intended that the persons named in the enclosed proxy will vote for the election of the nominees proposed by the Board of Directors, all of whom are presently directors of the Company. In the event, not presently anticipated, that any of the nominees should become unavailable for election prior to the Annual Meeting, the proxy will be voted for a substitute nominee or nominees, if any, designated by the Board of Directors.

         The following table sets forth the names and certain information concerning the directors and executive officer of the Company. Each of the directors are also nominees for election to the Board of Directors. All of the nominees named below have consented to being named herein and to serve, if elected.


NAME                                             AGE      POSITION
----                                             ---      --------
John M. Thornton  (2)........................     66      Chairman of the Board, President, Chief Financial Officer
Gerald I. Farmer, Ph. D.......................    64      Director
James B. DeBello (1)(2)......................     40      Director
Daniel E. Steimle (1) (2)......................   50      Director
Sally B. Thornton (1)..........................   64      Director


----------
(1) Compensation Committee
(2) Audit Committee

DIRECTORS

         JOHN M. THORNTON-Mr. Thornton, 66, a director of the Company since March 1986, was appointed Chairman of the Board as of October 1, 1987. Additionally, he has served as President, Chief Executive Officer and Chief Financial Officer since September 1998. Previously, he served as President of the Company from May 1991 through July 1991 and Chief Executive Officer from May 1991 through February 1992. From 1976 through 1986, Mr. Thornton was the principal shareholder and served as Chairman of the Board at Micom, Inc. Mr. Thornton was President of Wavetek Corporation for 18 years. Mr. Thornton is also Chairman of the Board of Thornton Winery Corporation. Mr. Thornton is the spouse of Sally B. Thornton, a director.

         GERALD I. FARMER, Ph.D.-Dr. Farmer, 64, a director of the Company since May 1994, was Executive Vice President of the Company from November 1992 until June, 1997. Prior to joining the Company, Dr. Farmer worked as Executive Vice President of HNC Software, Inc. from January 1987 to November 1992. He has held senior management positions with IBM Corporation, Xerox, SAIC and Gould Imaging and Graphics.

         JAMES B. DEBELLO-Mr. DeBello, 40, a director of the Company since November 1994, has been Chief Operating Officer of WirelessKnowledge, Inc., a joint venture company between Microsoft and Qualcomm, Inc., since November 1998. From November 1996 to November 1998 he held positions as Assistant General Manager and Vice President and General Manager of Qualcomm Eudora Internet E-Mail Software Division of Qualcomm, Inc. From 1990 to 1996, he was President and Chief Executive Officer of Solectek Corporation in San Diego, California. He held various positions in the John M. Thornton & Associates group of companies from July 1986 to April 1990. Prior to that, he was employed by the Los Angeles Olympic Organizing Committee as Assistant Director of Marketing.

         DANIEL E. STEIMLE-Mr. Steimle, 50, a director of the Company since February 1987, has been Chief Financial Officer of Transmeta Corporation, a startup technology company, from November 1998. From July 1997 to November 1998 he was Vice President, Finance and Administration and Chief Financial Officer of Hybrid Networks, Inc., a broadband access network company. From December 1993 to July 1997, Mr. Steimle was Vice President and Chief Financial Officer of Advanced Fibre Communications. Mr. Steimle was Senior Vice President, Operations and Chief Financial Officer of The Santa Cruz Operation from September 1991 to December 1993 and served as Director of Business Development for Mentor Graphics, a software development company, from August 1989 to September 1991. Prior to that time, Mr. Steimle was the Corporate Vice President, Chief Financial Officer and Treasurer of Cipher Data Products, Inc., a manufacturer of data storage equipment.

         SALLY B. THORNTON-Ms. Thornton, 64, a director of the Company since April 1988, has been a private investor for more than six years. She served as Chairman of Medical Materials, Inc. from 1987 until 1996 and from 1977 to 1988 she served as a director of Micom, Inc. Ms. Thornton is on the Board of Directors of Thornton Winery Corporation in Temecula. She has also served as a Trustee of the Sjogren's Syndrome Foundation in Port Washington, New York and Chairman and President of the Arthritis Foundation - San Diego Chapter. Ms. Thornton is a Life Trustee of the San Diego Museum of Art. Ms. Thornton is the spouse of John M. Thornton, Chairman of the Board.

MEETINGS

         The Board of Directors has one regularly scheduled meeting annually, immediately following and at the same place as the Annual Meeting of Stockholders. Additional meetings may be called as the need arises. During the 1998 fiscal year, there were seven meetings of the Board of Directors. All directors attended at least 75% of all Board meetings during the year and of each committee meetings of which they were members.

COMMITTEES

         The Board of Directors has appointed from among its members two committees to advise it on matters of special importance to the Company.

           The Compensation Committee, which acts as the Administrative Committee for the 1986, 1988 and 1996 Stock Option Plans, during fiscal 1998 was composed of Sally B. Thornton, Daniel E. Steimle and James B. DeBello. The Compensation Committee reviews, analyzes and recommends compensation programs to the Board of Directors. It also decides to which key employees of the Company either incentive stock options or non-qualified stock options should be granted. During fiscal 1998, the Compensation Committee meetings were held concurrently with Board of Directors meetings.

         The Audit Committee, during fiscal 1998, was composed of John M. Thornton, Daniel E. Steimle and James B. DeBello. The Audit Committee meets with the independent auditors and officers or other personnel of the Company responsible for its financial reports. The Audit Committee is charged with responsibility for reviewing the scope of the auditors examination of the Company and the audited results of the examination. The Audit Committee is also responsible for discussing with the auditors the scope, reasonableness and adequacy of internal accounting controls. Among other matters, the Audit Committee is also responsible for considering and recommending to the Board a certified public accounting firm for selection by it as the Company's independent auditor. The Audit Committee held one meeting during fiscal 1998.

REMUNERATION OF DIRECTORS

         The Company does not pay compensation for service as a director to persons employed by the Company. Outside directors are paid $1,000 for each meeting they attend.

         THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE ELECTION OF EACH NOMINEE AS A DIRECTOR OF THE COMPANY.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

         The following table shows the compensation paid by the Company to all individuals serving as Chief Executive Officer during fiscal 1998 and other executive officers who served as such at the end of fiscal 1998 and received annual compensation in excess of $100,000.


                                                            Number      All
Principal                            Annual                 of          Other
Position                   Year      Salary       Bonus     Options     Comp.
--------                   ----      ------       -----     -------     -----
John M. Thornton           1998     100,000
Chairman of the Board      1997     150,000
                           1996     150,000

John F. Kessler            1998      56,248(1)              400,000(2)   67,308(3)
President & CEO            1997     150,000                 100,000
                           1996     140,000       42,375    100,000       1,095(4)

Elliot Wassarman           1998     165,000(5)    75,224    800,000     119,167(6)
President & CEO


----------
(1) Mr. Kessler served as Chief Executive Officer until December 31, 1997, and as Chief Financial Officer until February 12, 1998, at which time Mr. Kessler resigned his employment.
(2) Consists solely of re-pricing of options that were issued in prior fiscal years.
(3) Consists of payment for consulting fees and vacation accrual.
(4) Consists solely of matching contributions to the Company's 401(k) Plan.
(5) Mr. Wassarman served as Chief Executive Officer from January 5, 1998 to September 22, 1998, at which time Mr. Wassarman resigned his employment.
(6) Consists of payments made in connection with resignation of employment per employment agreement.


STOCK OPTIONS

         The following table shows, as to the individuals named in the Summary Compensation Table, information concerning stock options granted during the fiscal year ended September 30, 1998.

                        OPTION GRANTS IN LAST FISCAL YEAR

                                                                                    POTENTIAL REALIZABLE
                                                                                      VALUE AT ASSUMED
                                                                                       ANNUAL RATES OF
                                                                                         STOCK PRICE
                       OPTIONS   % OF TOTAL OPTIONS      EXERCISE OR                   APPRECIATION FOR
                       GRANTED   GRANTED TO EMPLOYEES    BASE PRICE    EXPIRATION        OPTION TERM
                       (#)        IN FY 1998 (%)         ($/SHARE)        DATE         5%($)     10%($)
                       -------   --------------------    -----------      ----         -----     ------
John M. Thornton         -0-      N/A                    N/A           N/A              N/A      N/A
John F. Kessler       100,000(1)                         $0.89         10/1/03(2)       95,786    102,795(3)
                      100,000(1)                         $0.89         10/1/03(2)       97,743    106,058(3)
                      100,000(1)                         $0.89         10/1/03(2)       119,269   157,669(3)
                      100,000(1)      22.24%             $0.89         10/1/03(2)       119,269   157,669(3)
Elliot Wassarman      250,000(4)                         $1.125         1/4/04(6)       376,901   498,252(8)
                      550,000(5)      47.25%             $1.125         1/4/04(7)       829,189  1,096,153(8)

----------

(1) Consists solely of options held by Mr. Kessler which were cancelled and reissued pursuant to an option re-pricing approved on October 1, 1997. The number of options issued to Mr. Kessler was subsequently reduced to 200,000 options in connection with an agreement reached upon his resignation of employment on February 12, 1998.
(2) In connection with the agreement reached upon Mr. Kessler's resignation of employment, subsequent to fiscal year end, vesting was accelerated on each of the options and the expiration date was amended to February 12, 1999.
(3) Numbers reflect the values at the end of the original option term. Potential realizable value for the 200,000 options currently outstanding calculated on the basis of a 5% and 10% increase in market value from October 1, 1998 through February 12, 1999 is $94,618 and $100,548 respectively.
(4) Options were to vest subject to achieving certain performance targets which were not met during the term of Mr. Wassarman's employment.
(5) Options were to vest monthly over a three year period during employment. 152,778 of the options vested during Mr. Wassarman's employment. The balance were subsequently terminated.
(6) Options expired November 8, 1998, 30 days after resignation of employment.
(7) Options expired January 8, 1999, 90 days after resignation of employment.
(8) Numbers reflect the values at the end of the original option term. Options have all terminated prior to the date hereof with no potential realizable value.

The following table shows, as to the individuals named in the Summary Compensation Table, information concerning stock options values at the fiscal year end September 30, 1998:

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR-END OPTION VALUES

                           NUMBER OF UNEXERCISED            VALUE OF UNEXERCISED
                             OPTIONS AT FY-END              IN-THE-MONEY OPTIONS
                                  NUMBER                       AT FY-END ($)(1)
                        EXERCISABLE   UNEXERCISABLE      EXERCISABLE   UNEXERCISABLE
                        -----------   -------------      -----------   -------------
John M. Thornton               0              0                0             0
John F. Kessler          188,750              0                0             0
Elliot Wassarman         152,778(2)     647,222(3)             0             0


----------
(1) Based on closing bid price of $.469 as of September 30, 1998 as reported on the NASDAQ SmallCap Market.
(2) These options subsequently terminated on January 8, 1999.
(3) These options subsequently terminated on November 8, 1998 and January 8,
    1999.

                      REPORT OF THE COMPENSATION COMMITTEE

         As members of the Compensation Committee it is our duty to monitor the performance and compensation of executive officers and other key employees, to review compensation plans and to administer the Company's Stock Option Plans. The Company's executive and key employee compensation programs are designed to attract, motivate and retain the executive talent needed to enhance shareholder value in a competitive environment. The fundamental philosophy is to relate the amount of compensation "at risk" for an executive directly to his or her contribution to the Company's success in achieving superior performance objectives and to the overall success of the Company. The Company's executive and key employee compensation program consists of a base salary component, a component providing the potential for an annual bonus based on overall Company performance as well as individual performance, and a component providing the opportunity to earn stock options that focus the executives and key employees on building shareholder value through meeting longer-term financial and strategic goals.

         In designing and administering its executive compensation program, the Company attempts to strike an appropriate balance among these various elements, each of which is discussed in greater detail below.

         In applying these elements to arrive at specific amounts or awards, the members of the Compensation Committee apply their subjective evaluation of these various factors and arrive at consensus through discussion. While specific numerical criteria may be used in evaluating achievement of individual or Company goals, the extent of achieving such goals is then factored in with other more subjective criteria to arrive at the final compensation or award decision.

BASE SALARY

         Base salary is targeted at the fiftieth percentile, consistent with comparable high technology companies in the same general stage of development and in the same general industry and geographic area. For this purpose, this Committee utilizes the wage and salary surveys of the American Electronics Association and industry and area trade groups of which the Company is a member. This group of companies is not the same as the peer group chosen for the Stock Performance Graph.

         The Company's salary increase program is designed to reflect individual performance related to the Company's overall financial performance as well as competitive practice. Salary reviews are typically performed annually in conjunction with a performance review. Salary increases are dependent upon the achievement of individual and corporate performance goals.

THE EXECUTIVE AND KEY EMPLOYEE BONUS PLAN

         The Executive and Key Employee Bonus Plan is designed to reward Company executives and other key employees for their contributions to corporate objectives. Corporate objectives are established as part of the annual operating plan process. Overall corporate objectives include target levels of pre-tax, pre-bonus profit and net revenue.

         Each eligible employee's award is expressed as a percentage of the participant's October 1, 1997 base salary. Bonus achievement was dependent upon meeting or exceeding the company's minimum goals for pre-tax, pre-bonus and net revenue. For fiscal 1998, no bonus award for any participant was payable as the Company's goals were not reached.

STOCK OPTION PLANS

         The Company's 1986 Stock Option Plan (the "1986 Plan") authorized the issuance of options for up to an aggregate of 630,000 shares of the Company's Common Stock. At September 30, 1998, 51,750 shares of Common Stock were subject to outstanding options issued pursuant to the 1986 Plan. The 1986 Plan terminated on September 30, 1996 and no additional options may be granted under that plan. The Company's 1988 Stock Option Plan (the "1988 Plan") authorized the issuance of options for up to 650,000 shares of the Company's Common Stock. At September 30, 1998, 266,723 shares were subject to outstanding options issued pursuant to the 1988 Plan. The 1988 Plan terminated on September 13, 1998 and no additional options may be granted under that plan. The Company's 1996 Stock Option Plan (the "1996 Plan") authorizes the Company to grant its directors, officers and key employees non-qualified stock options to purchase up to 2,372,547 shares of the Company's Common Stock. At September 30, 1998, 1,234,943 shares were subject to outstanding options and 1,137,604 remained available for future grants under the 1996 Plan.

         The Company's stock option plans are designed to:

         1.   Encourage and create ownership and retention of the Company's
              Stock;

         2.   Balance long-term with short-term decision making;

         3. Link the officers' or key employees' financial success to that of the stockholders;

         4. Focus attention on building stockholder value through meeting longer-term financial and strategic goals; and

         5. Ensure broad-based participation of key employees (all employees currently participate in the Stock Option Plan).

         The Committee authorized several stock option grants during fiscal 1998, including one to Executive Officers and Key Employees, as well as grants for new employees. The Company experienced operational setbacks and significant employee turnover during the course of fiscal 1998, and the Committee determined it would be in the best interests of the Company to provide employees with an economic interest in the long-term prospects of the Company. In addition, the Committee determined that the decline in the market value of the stock had reduced the incentive value of outstanding stock options. Accordingly, the Committee approved a re-pricing of all outstanding stock options on October 1, 1997 based on the then current market price of the Company's Common Stock.

STOCK OPTION REPRICING

         The following table shows the amendment to the exercise price of stock options that were previously awarded to any individual named in the Summary Compensation Table and re-priced during fiscal 1998.


                         TEN YEAR OPTION/SAR RE-PRICINGS

                                                                                    LENGTH OF
                                                                                    ORIGINAL
                                                                                    OPTION
                                            MARKET                                  TERM
                                            PRICE OF      EXERCISE                  REMAINING
                              NUMBER OF     STOCK AT      PRICE AT      NEW         AT DATE OF
                              OPTIONS RE-   TIME OF RE-   TIME OF RE-   EXERCISE    RE-
NAME               DATE       PRICED(1)     PRICING       PRICING       PRICE       PRICING(2)
----               ----       ---------     -------       -------       -----       ----------
John Kessler       10/1/97    100,000       $.89          $1.1870       $.89        18 months
John Kessler       10/1/97    100,000       $.89          $1.2187       $.89        20 months
John Kessler       10/1/97    100,000       $.89          $1.3800       $.89        48 months
John Kessler       10/1/97    100,000       $.89          $2.1250       $.89        66 months



----------
(1) The number of options issued to Mr. Kessler was subsequently reduced to an aggregate of 200,000 on resignation of employment on February 12, 1998.
(2) In connection with the agreement reached upon Mr. Kessler's termination of employment, the expiration date for the options was subsequently amended to February 12, 1999.

401(K) SAVINGS PLAN

         In 1990 the Company established an Employee Savings Plan (the "Savings Plan") intended to qualify under Section 401(k) of the Internal Revenue Code, which is available to all employees who satisfy the age and service requirements under the Savings Plan. The Savings Plan allows an employee to defer up to 15% of the employee's compensation for the pay period elected in his or her salary deferral agreement on a pre-tax basis pursuant to a cash or deferred arrangement under Section 401(k) of the Code (subject to maximums permitted under federal law). This contribution will generally not be subject to federal tax until it is distributed from the Savings Plan. In addition these contributions are fully vested and non-forfeitable. Contributions to the Savings Plan are deposited in a trust fund established in connection with the Savings Plan. The Company may make discretionary contributions to the Savings Plan at the end of each fiscal year as deemed appropriate by the Board of Directors. Vested amounts allocated to each participating employee are distributed in the event of retirement, death, disability or other termination of employment. For fiscal 1998 the Committee determined that participants would not receive a matching contribution.

OTHER COMPENSATION PLANS

         The Company has adopted certain broad-based employee benefit plans in which executive officers have been permitted to participate. The incremental cost to the Company of benefits provided to executive officers under these life and health insurance plans is less than 10% of the base salaries for executive officers for fiscal 1998. Benefits under these broad-based plans are not directly or indirectly tied to Company performance.

EMPLOYMENT AGREEMENTS

         The Company had entered into an Employment Agreement with Mr. Wassarman effective January 5, 1998. The Agreement provided for a base salary of $220,000 plus a performance based bonus under the Executive and Key Employee Bonus Plan. That agreement also provided for a severance payment equal to six months base salary for termination of employment under certain conditions. That Agreement was terminated effective September 22, 1998. The Company does not presently have employment agreements with any executive officers.

                                  COMPENSATION COMMITTEE

                                  SALLY B. THORNTON
                                  DANIEL E. STEIMLE
                                  JAMES B. DEBELLO

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The table below shows, as of January 6, 1999, the amount and class of the Company's voting stock owned beneficially (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended) by (i) each director of the Company, (ii) the executive officers named in the Summary Compensation Table, (iii) all directors and executive officers as a group and (iv) each person known by the Company to own beneficially 5% or more of any class of the Company's voting stock (except as noted below). The business address for each of these shareholders is c/o Mitek Systems, Inc., 10070 Carroll Canyon Road, San Diego, California 92131.


                                                      NUMBER OF SHARES
                                                      OF COMMON STOCK        PERCENT
NAME OF BENEFICIAL OWNER OR IDENTITY OF GROUP         BENEFICIALLY OWNED     OF CLASS
---------------------------------------------         ------------------     --------
John M. and Sally B. Thornton.....................      2,749,959 (1)         23.76%
Gerald I. Farmer..................................         91,889 (2)           .79%
James B. DeBello..................................          7,083 (3)           .06%
Daniel E. Steimle.................................         19,243 (4)           .17%
Directors and Officers as a Group.................      2,868,174 (5)         24.78%



----------
(1) John M. Thornton and Sally B. Thornton, husband and wife, are trustees of a family trust, and are each directors of the Company.

(2) Represents 10,000 shares of Common Stock held by Dr. Farmer and includes 81,889 shares of Common Stock subject to options exercisable within 60 days of January 6, 1999.

(3) Represents 7,083 shares of Common Stock subject to options exercisable within 60 days of January 6, 1999.

(4) Represents 14,521 shares of Common Stock held by Mr. Steimle and includes 4,722 shares of Common Stock subject to options exercisable within 60 days of January 6, 1999.

(5) Includes an additional 93,694 shares of common stock issuable upon exercise of options exercisable within 60 days of January 6, 1999.

         Information with respect to beneficial ownership is based on information furnished to the Company by each person identified above. Each named person currently has shared voting and investment power with such person's spouse with respect to the shares beneficially owned, except that Mr. Steimle has sole voting and investment power with respect to his shares.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors and persons who own more than 10% of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than 10% stockholders are required by Securities and Exchange Commission regulations to furnish the Company with copies of all
Section 16(a) forms they file. Based solely on a review of Forms 3, 4, and 5 and amendments thereto furnished to the Company, the Company is not aware of any director, officer or beneficial owner of 10% of the Company's common stock that failed to file on a timely basis as disclosed on the above forms, reports required by Section 16(a) of the Securities Exchange Act of 1934 during the most recent fiscal year.

                             STOCK PERFORMANCE GRAPH


           [EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC]

                                              1993     1994      1995     1996     1997     1998
                                             ------   ------    ------   ------   ------   ------
Mitek Systems, Inc.                          100.00    88.90    105.10   306.00    64.00    34.30
NASDAQ Stock Market (US Companies)           100.00   100.80    139.30   165.20   226.80   231.70
NASDAQ Stocks (SIC 3570-3579 US Companies)   100.00   113.40    209.10   282.60   402.40   581.10

                    ASSUMES $100 INVESTED ON OCTOBER 1, 1993
                           ASSUMES DIVIDEND REINVESTED
                      FISCAL YEAR ENDING SEPTEMBER 30, 1998

         The above graph compares the performance of the Company with that of the NASDAQ Market Index and Peer Group based on SIC Code 3570 - Computer and Office Equipment.

                                 PROPOSAL NO. 2

                      RATIFICATION OF SELECTION OF AUDITORS

         Based upon the recommendation of the Audit Committee, the Board of Directors has authorized the firm of Deloitte & Touche, LLP, independent certified public accountants, to serve as auditors for the fiscal year ending September 30, 1999. A representative of Deloitte & Touche, LLP will be present at the shareholders' meeting and will have the opportunity to make a statement if he or she desires to do so. Further, the representative of Deloitte & Touche, LLP will be available to respond to appropriate questions.

         THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THIS PROPOSAL.

OTHER BUSINESS

         The Annual Meeting is called for the purposes set forth in the attached Notice of Annual Meeting of Stockholders. Management is unaware of any matters for action by stockholders at this meeting other than those described in such Notice. The enclosed proxy, however, will confer discretionary authority with respect to matters which are not known to management at the date of printing hereof and which may properly come before the Annual Meeting or any adjournment thereof. It is the intention of the Company's proxy holders to vote in accordance with their best judgment on any such matters.

         ALL STOCKHOLDERS ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED ENVELOPE.

                                  By Order of the Board of Directors

                                  /s/JOHN M. THORNTON
                                  ---------------------
                                  John M. Thornton
                                  Chairman of the Board

San Diego, California
January 15, 1998

PROXY

                           MITEK SYSTEMS, INC.

                      ANNUAL MEETING OF STOCKHOLDERS
                            FEBRUARY 10, 1999

    THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints John M. Thornton and Noel Flynn as proxies, each with power to act without the other and with power of substitution, and hereby authorizes them to represent and vote, as designated on the other side, all the shares of stock of Mitek Systems, Inc. standing in the name of the undersigned with all power which the undersigned would possess if present at the Annual Meeting of Stockholders of the Company to be held February 10, 1999 or any adjournment thereof.

      (CONTINUED, AND TO BE MARKED, DATED AND SIGNED, ON THE OTHER SIDE)

--------------------------------------------------------------------------------
                           -FOLD AND DETACH HERE-

                                              ANNUAL
                                              MEETING OF
                                              STOCKHOLDERS

                                              FEBRUARY 10, 1999

                                              DoubleTree Carmel Highland Resort
                                              14455 Penasquitos Dr.
                                              San Diego, CA 92129

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE       PLEASE MARK
MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER.       YOUR VOTE AS  /X/
IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR        INDICATED IN
PROPOSAL 1.                                                  THIS EXAMPLE

1. ELECTION OF DIRECTORS

 FOR all nominees        WITHHOLD          NOMINEES: John M. Thornton, Sally B.
listed to the right      AUTHORITY                   Thornton, Gerald I. Farmer,
 except as marked     To vote for all                James B. DeBello, Daniel E.
 (to the contrary)   nominees listed                 Steimle
                        to the right     (INSTRUCTION: To withhold authority to
      /  /                 /  /                        vote for any individual
                                                       nominee, write that
2. Ratify the appointment of Deloitte &                nominee's name in the
   Touche LLP as auditors.                             space provided below.)

   FOR   AGAINST   ABSTAIN               ---------------------------------------
   /  /   /  /       /  /

                                         3. In their discretion, the Proxies are
                                            authorized to vote upon such other
                                            business as may properly come before
                                            the meeting.

                                                   Please sign exactly as name
                                                   appears below. When shares
                                                   are held by joint tenants,
                                                   both should sign. When
                                                   signing as attorney,
                                                   executor, administrator,
                                                   trustee, or guardian, please
                                                   give full title as such. If a
                                                   corporation, please sign in
                                                   full corporate name by
                                                   President or other authorized
                                                   officer. If a partnership,
                                                   please sign in partnership
                                                   name by authorized person.

                                                   Date:                   ,1999
                                                        -------------------

                                                   -----------------------------
                                                            (Signature)

                                                   -----------------------------
                                                    (Signature if held jointly)

                    PLEASE SIGN, DATE, AND RETURN THE PROXY CARD
                        PROMPTLY USING THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------
                           -FOLD AND DETACH HERE-

                              ADMISSION TICKET

                               ANNUAL MEETING
                                   OF
                             MITEK SYSTEMS, INC.
                                 STOCKHOLDERS

                      WEDNESDAY, FEBRUARY 10, 1999
                                  1:00 P.M.
                     DOUBLETREE CARMEL HIGHLAND RESORT
                          14455 PENASQUITOS DR.
                           SAN DIEGO, CA 92129

         --------------------------------------------------------------
         --------------------------------------------------------------
                                   AGENDA

         -  Election of Directors
         -  Ratify the appointment of Deloitte & Touche LLP as auditors
         -  Report on the progress of the corporation
         -  Informal discussion among stockholders in attendance
         --------------------------------------------------------------
         --------------------------------------------------------------